Exhibit 99.1

Contacts:
Ellen Yu (Media)	Kathy Guinnessey (Investors/Analysts)
yue@dnb.com	Kathy.Guinnessey@dnb.com
973.921.5910	973.921.5892

Dun & Bradstreet Reports First Quarter 2016 Results; Reaffirms
Guidance and Declares Quarterly Dividend

Short Hills, N.J. - May 9, 2016 - Dun & Bradstreet (NYSE: DNB) reported results for the first quarter ended March 31, 2016 of As Adjusted revenue up 7% before the effect of foreign exchange (up 6% after the effect of foreign exchange) with organic revenue flat year over year. First quarter 2016 GAAP revenue increased 7% before the effect of foreign exchange (up 5% after the effect of foreign exchange).
“Dun & Bradstreet’s first quarter results came in at the high end of our expectations and we are starting the year off on the right foot” said Bob Carrigan, CEO of Dun & Bradstreet. “We are gaining traction on our strategy and believe we are well positioned for long-term sustainable growth.”

First Quarter 2016 Highlights

•
As Adjusted operating income of $73.6 million, down 4% year over year and GAAP operating income of $53.2 million, down 18% year over year; GAAP results were negatively impacted by acquisition-related expenses such as amortization of intangibles;

•
Deferred revenue for the Company as of March 31, 2016 was $661.1 million, up 11% year over year; Americas was $569.8 million, up 16% year over year and Non-Americas was $91.3 million, down 12% year over year. After adjusting for the effect of foreign exchange and the acquisition of Dun & Bradstreet Credibility Corp., total Company deferred revenue was up 1% compared to last year, Americas was up 2% and Non-Americas was down 6%. Committed sales through Alliance partners would have added one point of growth to total Company and Americas deferred revenue;

•
Free cash flow for the first three months of 2016 was $114.9 million, down 20% compared to $143.3 million for the first three months of 2015; net cash provided by operating activities for the first three months of 2016 was $130.5 million, down 17% compared to $156.3 million for the first three months of 2015. Free cash flow and net cash provided by operating activities were negatively impacted by higher payments associated with restructuring activities the Company engaged in during the second half of 2015 compared to the second half of 2014.

First Quarter 2016 Segment Results

Americas

•
As Adjusted revenue of $309.6 million, up 10% year over year both before and after the effect of foreign exchange; organic revenue increased 1% before the effect of foreign exchange; GAAP revenue of $307.0 million, up 10% year over year before the effect of foreign exchange (up 9% after the effect of foreign exchange);

•
As Adjusted operating income of $79.7 million, up 12% year over year, GAAP operating income was $69.6 million, up 3% year over year. GAAP results were negatively impacted by acquisition-related expenses such as amortization of intangibles.

Non-Americas

•	As Adjusted revenue, organic revenue and GAAP revenue of $68.0 million, down 5% year over year before the effect of foreign exchange (down 10% after the effect of foreign exchange);

•	As Adjusted and GAAP operating income of $13.0 million, down 41% year over year. The operating income decline was driven primarily by the decline in revenue.

See attached Schedules 3, 4, 5, and 6 for additional detail.

Schedule 6 provides a reconciliation to GAAP, as well as the definitions of the non-GAAP financial measures that the Company uses to evaluate the business.

Declares Quarterly Dividend

Dun & Bradstreet today announced that it has declared a quarterly cash dividend of $0.4825 per share. This quarterly cash dividend is payable on June 10, 2016 to shareholders of record at the close of business on May 25, 2016.

Full Year 2016 Guidance

Dun & Bradstreet today reaffirmed its financial guidance for the full year 2016:

•	As Adjusted revenue growth of 4% to 6%, before the effect of foreign exchange;

•	As Adjusted operating income of flat to 4%;

•	As Adjusted diluted EPS of (3%) to 2%; and

•	Free cash flow of $255 million to $285 million, which excludes the impact of legacy tax matters and any potential regulatory fines associated with our China operations.

Dun & Bradstreet does not provide guidance on a GAAP basis because Dun & Bradstreet is unable to predict, with reasonable certainty, the future movement of foreign exchange rates or the future impact of: (i) non-core gains and charges, (ii) acquisition and divestiture-related fees; and (iii) purchase accounting fair value adjustments to deferred revenue. These items are uncertain and will depend on several factors, including industry conditions, and could be material to Dun & Bradstreet's results computed in accordance with GAAP.

Use of Non-GAAP Financial Measures

In addition to reporting generally accepted accounting principles in the United States of America (“GAAP”) results, the Company evaluates performance and reports on a total Company basis and on a business segment level basis its results (such as revenue, operating income, operating income growth, operating margin, net income, tax rate and diluted earnings per share) on an “As Adjusted” basis. The term “As Adjusted” refers to the following: the elimination of the effect on revenue due to purchase accounting fair value adjustments to deferred revenue; restructuring charges; other non-core gains and charges (such as gains and losses on sales of businesses, impairment charges and tax settlements); acquisition and divestiture-related fees (such as costs for bankers, legal fees, diligence costs and retention payments); and acquisition-related intangible amortization expense. A recurring component of our “As Adjusted” basis is our restructuring charges, which we believe do not reflect our underlying business performance. Such charges are variable from period to period based upon actions identified and taken during each period. Additionally, our “As Adjusted” results exclude the results of Discontinued Operations. We also monitor free cash flow as a measure of our business. We define free cash flow as net cash provided by operating activities minus capital expenditures and additions to computer software and other intangibles. Free cash flow measures our available cash flow for potential debt repayment, acquisitions, stock repurchases, dividend payments and additions to cash, cash equivalents and short-term investments.

From time to time we have analyzed and we may continue to further analyze “As Adjusted” revenue growth before the effects of foreign exchange among two components, “organic revenue growth” and “revenue growth with acquisitions.” We analyze “organic revenue growth” and “revenue growth with acquisitions” because management believes this information provides important insight into the underlying health of our business. Organic revenue excludes revenue from acquired businesses for one year from the date of the acquisition in order to understand the growth of our existing business. When acquired businesses are merged with our existing businesses, we may need to approximate organic growth.

We may from time to time use the term “sales,” which we define as the value of committed customer contracts. This term is often referred to as “bookings” or commitments” by other companies.

We believe that the use of our non-GAAP financial measures provides useful supplemental information to our investors. Non-GAAP results are presented only as a supplement to the financial statements presented in accordance with GAAP. The non-GAAP financial information is provided to enhance the reader’s understanding of our underlying financial performance. These non-GAAP financial measures should be reviewed in conjunction with the relevant GAAP financial measures and are not presented as an alternative measure of revenue, operating income, operating margin, net income, diluted EPS or net cash provided by operating activities as determined in accordance with GAAP.

Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures and related notes are presented and defined in Schedule 6 attached to this press release.

First Quarter 2016 Teleconference

As previously announced, Dun & Bradstreet will review its first quarter 2016 results in a conference call with the investment community on Tuesday, May 10, 2016, at 8 a.m. ET. Live audio, as well as a replay of the conference call will be accessible on Dun & Bradstreet's Investor Relations Web site at http://investor.dnb.com.

**************

About Dun & Bradstreet® (D&B)

Dun & Bradstreet (NYSE: DNB) grows the most valuable relationships in business. By uncovering truth and meaning from data, we connect customers with the prospects, suppliers, clients and partners that matter most, and have since 1841. Nearly ninety percent of the Fortune 500, and companies of every size around the world, rely on our data, insights and analytics. For more about Dun & Bradstreet, visit DNB.com.

Forward-Looking and Cautionary Statements
We may from time-to-time make written or oral “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements contained in filings with the Securities and Exchange Commission, in reports to shareholders and in press releases and investor Web casts. These forward-looking statements include, without limitation, any statements related to financial guidance or strategic goals. These forward-looking statements can also be identified by the use of words like “anticipates,” “aspirations,” “believes,” “commits,” “continues,” “estimates,” “expects,” “goals,” “guidance,” “intends,” “plans,” “projects,” “strategy,” “targets,” “will” and other words of similar meaning. They can also be identified by the fact that they do not relate strictly to historical or current facts.
We cannot guarantee that any forward-looking statement will be realized. Achievement of future results is subject to risks, uncertainties and inaccurate assumptions. Should known or unknown risks or uncertainties materialize, or should underlying assumptions prove inaccurate, actual results could vary materially from those anticipated, estimated or projected. Investors should bear this in mind as they consider forward-looking statements and whether to invest in, or remain invested in, our securities.
In connection with the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, we are identifying the following important factors that, individually or in the aggregate, could cause actual results to differ materially from those contained in any forward-looking statements made by us; any such statement is qualified by reference to the following cautionary factors: (i) reliance on third parties to support critical components of our business model; (ii) our ability to protect our information technology infrastructure against cyber-attack and unauthorized access; (iii) risks associated with potential violations of the Foreign Corrupt Practices Act and similar laws; (iv) customer demand for our products; (v) the successful implementation of our business strategy; (vi) the integrity and security of our global database and data centers; (vii) our ability to maintain the integrity of our brand and reputation; (viii) our ability to renew large contracts and the related revenue recognition and timing thereof; (ix) the impact of macro-economic challenges on our customers and vendors; (x) future laws or regulations with respect to the collection, compilation, storage, use, cross-border transfer and/or publication of information and adverse publicity or litigation concerning the commercial use of such information; (xi) our ability to acquire and successfully integrate other businesses, products and technologies; (xii) adherence by third-party members of our Dun & Bradstreet Worldwide Network, or other third parties who license and sell under the Dun & Bradstreet name, to our quality standards and to the renewal of their agreements with Dun & Bradstreet; (xiii) the effects of foreign and evolving economies, exchange rate fluctuations, legislative or regulatory requirements and the implementation or modification of fees or taxes to collect, compile, store, use, transfer cross-border and/or publish data; and (xiv) the other factors described under the headings “Risk Factors,” “Management’s Discussion and Analysis,” “Legal Proceedings” and elsewhere in our Annual Report on Form 10-K, our Quarterly Reports on Form 10-Q and the Company’s other reports or documents filed or furnished with the Securities and Exchange Commission.

It should be understood that it is not possible to predict or identify all risk factors. Consequently, the above list of important factors and the Risk Factors discussed in Item 1A. of our Annual Report on Form 10-K and in our Quarterly Reports on Form 10-Q should not be considered to be a complete discussion of all of our potential trends, risks and uncertainties. Except as otherwise required by federal securities laws, we do not undertake any obligation to update any forward-looking statement we may make from time-to-time.

The Dun & Bradstreet Corporation	Schedule 1
Consolidated Statement of Operations (unaudited) - GAAP Results

				Effects of
	Quarter Ended		AFX	Foreign	BFX
	March 31,		% Change	Exchange	% Change
Dollar amounts in millions, except per share data	2016	2015	Fav (Unfav)	Fav (Unfav)	Fav (Unfav)

Revenue:

Americas (1)	$307.0	$280.9	9%	(0.5)%	10%
Non-Americas	68.0	75.3	(10)%	(4.4)%	(5)%

Core and Total Revenue (2)	$375.0	$356.2	5%	(1.4)%	7%

Operating Income (Loss):

Americas (3)	$69.6	$67.9	3%
Non-Americas	13.0	21.9	(41)%

Corporate and Other (4)	(29.4)	(24.7)	(19)%

Total Operating Income (5)	53.2	65.1	(18)%

Interest Income	0.5	0.4	23%
Interest Expense	(13.5)	(11.4)	(19)%
Other Income (Expense) - Net (6)	0.8	3.3	(76)%

Non-Operating Income (Expense) - Net	(12.2)	(7.7)	(59)%

Income Before Provision for Income Taxes	41.0	57.4	(29)%

Less: Provision for Income Taxes	11.0	17.7	38%
Equity in Net Income (Loss) of Affiliates	0.7	0.7	0%

Net Income From Continuing Operations	30.7	40.4	(24)%

Less: Net (Income) Loss Attributable to the Noncontrolling Interest	(0.7)	(0.9)	15%

Net Income From Continuing Operations Attributable to Dun & Bradstreet	30.0	39.5	(24)%

Income from Discontinued Operations, Net of Income Taxes	—	1.5	N/M
Loss on Disposal of Business, Net of Tax Impact	—	—	N/M

Income (Loss) from Discontinued Operations, Net of Income Taxes	—	1.5	N/M

Net Income Attributable to Dun & Bradstreet (7)	$30.0	$41.0	(27)%

Basic Earnings (Loss) Per Share:
From Continuing Operations	$0.83	$1.10	(25)%
From Discontinued Operations	—	0.04	N/M

Basic Earnings (Loss) Per Share of Common Stock Attributable to Dun & Bradstreet Common Shareholders	$0.83	$1.14	(27)%

Diluted Earnings (Loss) Per Share:
From Continuing Operations	$0.82	$1.08	(24)%
From Discontinued Operations	—	0.05	N/M

Diluted Earnings (Loss) Per Share of Common Stock Attributable to Dun & Bradstreet Common Shareholders (8)	$0.82	$1.13	(27)%

Weighted Average Number of Shares Outstanding:
Basic	36.2	36.0	(1)%
Diluted	36.4	36.4	0%

Operating Margins (Calculated on Total Revenue)

Americas	22.7%	24.2%
Non-Americas	19.1%	29.0%
Total Company	14.2%	18.3%

Effective Tax Rate	26.8%	30.9%

AFX - After Effects of Foreign Exchange BFX - Before Effects of Foreign Exchange N/M - Not Meaningful
See Schedule 6 (Notes to Schedules), which is an integral part of the consolidated statement of operations.
This financial information should be read in conjunction with the consolidated financial statements and related notes of The Dun & Bradstreet Corporation contained in filings with the Securities and Exchange Commission.

The Dun & Bradstreet Corporation	Schedule 2
Consolidated Statement of Operations (unaudited) - As Adjusted

				Effects of
	Quarter Ended		AFX	Foreign	BFX
	March 31,		% Change	Exchange	% Change
Dollar amounts in millions, except per share data	2016	2015	Fav (Unfav)	Fav (Unfav)	Fav (Unfav)

Revenue:

Americas (1)	$309.6	$281.5	10%	(0.5)%	10%
Non-Americas	68.0	75.3	(10)%	(4.4)%	(5)%

Core and Total Revenue (2)	$377.6	$356.8	6%	(1.4)%	7%

Operating Income (Loss):

Americas (3)	$79.7	$71.0	12%
Non-Americas	13.0	21.9	(41)%

Corporate and Other (4)	(19.1)	(16.2)	(18)%

Total Operating Income (5)	73.6	76.7	(4)%

Interest Income	0.5	0.4	23%
Interest Expense	(13.5)	(11.4)	(19)%
Other Income (Expense) - Net (6)	0.8	3.3	(76)%

Non-Operating Income (Expense) - Net	(12.2)	(7.7)	(58)%

Income Before Provision for Income Taxes	61.4	69.0	(11)%

Less: Provision for Income Taxes	18.2	21.9	17%
Equity in Net Income (Loss) of Affiliates	0.7	0.7	0%

Net Income	43.9	47.8	(8)%

Less: Net (Income) Loss Attributable to the Noncontrolling Interest	(0.7)	(0.9)	15%

Net Income Attributable to Dun & Bradstreet (7)	$43.2	$46.9	(8)%

Basic Earnings Per Share of Common Stock Attributable to Dun & Bradstreet Common Shareholders	$1.19	$1.30	(8)%

Diluted Earnings Per Share of Common Stock Attributable to Dun & Bradstreet Common Shareholders (8)	$1.18	$1.29	(9)%

Weighted Average Number of Shares Outstanding:
Basic	36.2	36.0	(1)%
Diluted	36.4	36.4	0%

Operating Margins (Calculated on Total Revenue)

Americas	25.8%	25.2%
Non-Americas	19.0%	29.0%
Total Company	19.5%	21.5%

Effective Tax Rate	29.6%	31.8%

AFX - After Effects of Foreign Exchange BFX - Before Effects of Foreign Exchange N/M - Not Meaningful
See Schedule 6 (Notes to Schedules), which is an integral part of the consolidated statement of operations.
This financial information should be read in conjunction with the consolidated financial statements and related notes of The Dun & Bradstreet Corporation contained in filings with the Securities and Exchange Commission.

The Dun & Bradstreet Corporation	Schedule 3
Supplemental Revenue Detail (unaudited) - GAAP Results

	Quarter Ended			Effects of
	March 31,		AFX	Foreign	BFX
			% Change	Exchange	% Change
Amounts in millions	2016	2015	Fav/(Unfav)	Fav/(Unfav)	Fav/(Unfav)

Geographic and Customer Solution Set Revenue:
Americas:
Risk Management Solutions
Trade Credit	$128.3	$131.2	(2)%	(0.5)%	(2)%
Other Enterprise Risk Management	49.5	29.2	70%	(1.4)%	71%
Core and Total Americas Risk Management Solutions	177.8	160.4	11%	(0.7)%	12%

Sales and Marketing Solutions
Traditional Prospecting Solutions	$35.1	$31.7	11%	(0.3)%	11%
Advanced Marketing Solutions	94.1	88.8	6%	(0.2)%	6%
Core and Total Americas Sales and Marketing Solutions	129.2	120.5	7%	(0.2)%	7%

Core and Total Americas Revenue	$307.0	$280.9	9%	(0.5)%	10%

Non-Americas:
Risk Management Solutions
Trade Credit	$40.2	$45.4	(11)%	(4.6)%	(7)%
Other Enterprise Risk Management	16.4	15.1	8%	(4.9)%	13%
Core and Total Non-Americas Risk Management Solutions	56.6	60.5	(7)%	(4.7)%	(2)%

Sales and Marketing Solutions
Traditional Prospecting Solutions	$3.4	$4.0	(15)%	(4.2)%	(11)%
Advanced Marketing Solutions	8.0	10.8	(26)%	(3.4)%	(22)%
Core and Total Non-Americas Sales and Marketing Solutions	11.4	14.8	(23)%	(3.5)%	(19)%

Core and Total Non-Americas Revenue	$68.0	$75.3	(10)%	(4.4)%	(5)%

Total Corporation:
Risk Management Solutions
Trade Credit	$168.5	$176.6	(5)%	(1.6)%	(3)%
Other Enterprise Risk Management	65.9	44.3	49%	(2.8)%	51%
Core and Total Risk Management Solutions	234.4	220.9	6%	(1.8)%	8%

Sales and Marketing Solutions
Traditional Prospecting Solutions	$38.5	$35.7	8%	(0.8)%	9%
Advanced Marketing Solutions	102.1	99.6	3%	(0.5)%	3%
Core and Total Sales and Marketing Solutions	140.6	135.3	4%	(0.6)%	5%

Core and Total Revenue	$375.0	$356.2	5%	(1.4)%	7%

The Dun & Bradstreet Corporation	Schedule 3
Supplemental Revenue Detail (unaudited) - GAAP Results

	Quarter Ended			Effects of
	March 31,		AFX	Foreign	BFX
			% Change	Exchange	% Change
Amounts in millions	2016	2015	Fav/(Unfav)	Fav/(Unfav)	Fav/(Unfav)

Trade Credit Revenue:
Americas:
DNBi	$93.7	$97.5	(4)%	(0.4)%	(3)%
Other Trade Credit	34.6	33.7	3%	(0.8)%	3%
Core and Total Americas Trade Credit Revenue	128.3	131.2	(2)%	(0.5)%	(2)%

Non-Americas:
DNBi	$6.1	$6.2	(1)%	(6.9)%	5%
Other Trade Credit	34.1	39.2	(13)%	(4.2)%	(9)%
Core and Total Non-Americas Trade Credit Revenue	40.2	45.4	(11)%	(4.6)%	(7)%

Total Corporation:
DNBi	$99.8	$103.7	(4)%	(0.8)%	(3)%
Other Trade Credit	68.7	72.9	(6)%	(2.7)%	(3)%
Core and Total Trade Credit Revenue	$168.5	$176.6	(5)%	(1.6)%	(3)%

Total Core Revenue:
Americas:
Direct	$281.2	$260.9	8%	(0.5)%	8%
Alliances & Partners	25.8	20.0	29%	0.1%	29%
Core and Total Americas Revenue	307.0	280.9	9%	(0.5)%	10%

Non-Americas:
Direct	$47.1	$51.1	(8)%	(5.8)%	(2)%
Alliances & Partners	20.9	24.2	(14)%	(1.6)%	(12)%
Core and Total Non-Americas Revenue	68.0	75.3	(10)%	(4.4)%	(5)%

Total Corporation:
Direct	$328.3	$312.0	5%	(1.4)%	7%
Alliances & Partners	46.7	44.2	5%	(0.9)%	6%
Core and Total Revenue	$375.0	$356.2	5%	(1.4)%	7%

This financial information should be read in conjunction with the consolidated financial statements and related notes of The Dun & Bradstreet Corporation contained in filings with the Securities and Exchange Commission.

The Dun & Bradstreet Corporation	Schedule 4
Supplemental Revenue Detail (unaudited) - As Adjusted

	Quarter Ended			Effects of
	March 31,		AFX	Foreign	BFX
			% Change	Exchange	% Change
Amounts in millions	2016	2015	Fav/(Unfav)	Fav/(Unfav)	Fav/(Unfav)

Geographic and Customer Solution Set Revenue:
Americas:
Risk Management Solutions
Trade Credit	$128.6	$131.2	(2)%	(0.5)%	(1)%
Other Enterprise Risk Management	51.3	29.2	76%	(1.5)%	77%
Core and Total Americas Risk Management Solutions	179.9	160.4	12%	(0.7)%	13%

Sales and Marketing Solutions
Traditional Prospecting Solutions	$35.6	$31.7	12%	(0.3)%	13%
Advanced Marketing Solutions	94.1	89.4	5%	(0.2)%	5%
Core and Total Americas Sales and Marketing Solutions	129.7	121.1	7%	(0.2)%	7%

Core and Total Americas Revenue	$309.6	$281.5	10%	(0.5)%	10%

Non-Americas:
Risk Management Solutions
Trade Credit	$40.2	$45.4	(11)%	(4.6)%	(7)%
Other Enterprise Risk Management	16.4	15.1	8%	(4.9)%	13%
Core and Total Non-Americas Risk Management Solutions	56.6	60.5	(7)%	(4.7)%	(2)%

Sales and Marketing Solutions
Traditional Prospecting Solutions	$3.4	$4.0	(15)%	(4.2)%	(11)%
Advanced Marketing Solutions	8.0	10.8	(26)%	(3.4)%	(22)%
Core and Total Non-Americas Sales and Marketing Solutions	11.4	14.8	(23)%	(3.5)%	(19)%

Core and Total Non-Americas Revenue	$68.0	$75.3	(10)%	(4.4)%	(5)%

Total Corporation:
Risk Management Solutions
Trade Credit	$168.8	$176.6	(4)%	(1.6)%	(3)%
Other Enterprise Risk Management	67.7	44.3	53%	(2.8)%	55%
Core and Total Risk Management Solutions	236.5	220.9	7%	(1.8)%	9%

Sales and Marketing Solutions
Traditional Prospecting Solutions	$39.0	$35.7	9%	(0.8)%	10%
Advanced Marketing Solutions	102.1	100.2	2%	(0.5)%	2%
Core and Total Sales and Marketing Solutions	141.1	135.9	4%	(0.6)%	4%

Core and Total Revenue	$377.6	$356.8	6%	(1.4)%	7%

The Dun & Bradstreet Corporation	Schedule 4
Supplemental Revenue Detail (unaudited) - As Adjusted

	Quarter Ended			Effects of
	March 31,		AFX	Foreign	BFX
			% Change	Exchange	% Change
Amounts in millions	2016	2015	Fav/(Unfav)	Fav/(Unfav)	Fav/(Unfav)

Trade Credit Revenue:
Americas:
DNBi	$93.8	$97.5	(4)%	(0.4)%	(3)%
Other Trade Credit	34.8	33.7	3%	(0.9)%	4%
Core and Total Americas Trade Credit Revenue	128.6	131.2	(2)%	(0.5)%	(1)%

Non-Americas:
DNBi	$6.1	$6.2	(1)%	(6.9)%	5%
Other Trade Credit	34.1	39.2	(13)%	(4.2)%	(9)%
Core and Total Non-Americas Trade Credit Revenue	40.2	45.4	(11)%	(4.6)%	(7)%

Total Corporation:
DNBi	$99.9	$103.7	(4)%	(0.8)%	(3)%
Other Trade Credit	68.9	72.9	(6)%	(2.7)%	(3)%
Core and Total Trade Credit Revenue	$168.8	$176.6	(4)%	(1.6)%	(3)%

Total Core Revenue:
Americas:
Direct	$283.8	$261.3	9%	(0.5)%	9%
Alliances & Partners	25.8	20.2	28%	0.1%	28%
Core and Total Americas Revenue	309.6	281.5	10%	(0.5)%	10%

Non-Americas:
Direct	47.1	51.1	(8)%	(5.8)%	(2)%
Alliances & Partners	20.9	24.2	(14)%	(1.6)%	(12)%
Core and Total Non-Americas Revenue	68.0	75.3	(10)%	(4.4)%	(5)%

Total Corporation:
Direct	$330.9	$312.4	6%	(1.4)%	7%
Alliances & Partners	46.7	44.4	5%	(0.9)%	6%
Core and Total Revenue	$377.6	$356.8	6%	(1.4)%	7%

This financial information should be read in conjunction with the consolidated financial statements and related notes of The Dun & Bradstreet Corporation contained in filings with the Securities and Exchange Commission.

The Dun & Bradstreet Corporation	Schedule 5
Supplemental Financial Data (unaudited)

	Quarter Ended
	March 31,		AFX
			% Change
Amounts in millions	2016	2015	Fav/(Unfav)
Operating Costs (GAAP):
Operating Expenses	$132.4	$131.0	(1)%
Selling and Administrative Expenses	163.3	142.9	(14)%
Depreciation and Amortization	16.4	12.4	(32)%
Restructuring Expense	9.7	4.8	N/M

Total Operating Costs (GAAP)	$321.8	$291.1	(11)%

Capital Expenditures (GAAP)	$3.7	$1.6	N/M

Additions to Computer Software & Other Intangibles (GAAP)	$11.9	$11.4	(4)%

Operating Costs (As Adjusted):
Operating Expenses	$132.4	$131.0	(1)%
Selling and Administrative Expenses	161.3	138.4	(16)%
Depreciation and Amortization	10.3	10.7	3%
Restructuring Expense	—	—	N/M

Total Operating Costs (As Adjusted)	$304.0	$280.1	(9)%

	Quarter Ended
	March 31,

Amounts in millions	2016	2015

Operating Expenses (GAAP):	$132.4	$131.0
None	—	—

Operating Expenses (As Adjusted)	$132.4	$131.0

Selling and Admin (GAAP)	$163.3	$142.9
Legal and Other Professional Fees and Shut-Down (Costs) Recoveries Related to Matters In China	(0.6)	(0.4)
Acquisition/Divestiture Related Costs	(1.4)	(4.1)

Selling and Admin (As Adjusted)	$161.3	$138.4

Depreciation and Amortization (GAAP)	$16.4	$12.4
Amortization of Acquisition Related Intangibles	(6.1)	(1.7)

Depreciation and Amortization (As Adjusted)	$10.3	$10.7

Restructuring (GAAP)	$9.7	$4.8
Restructuring	(9.7)	(4.8)

Restructuring (As Adjusted)	$—	$—

The Dun & Bradstreet Corporation	Schedule 5
Supplemental Financial Data (unaudited)

	Quarter Ended

Amounts in millions	Mar 31, 2016	Dec 31, 2015	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015

Net Debt Position:
Cash and Cash Equivalents	$365.7	$365.7	$293.9	$137.8	$355.2
Short-Term Debt	(20.0)	(20.0)	—	(300.5)	(300.8)
Long-Term Debt	(1,725.4)	(1,804.1)	(1,759.9)	(1,486.1)	(1,402.7)

Net Debt	$(1,379.7)	$(1,458.4)	$(1,466.0)	$(1,648.8)	$(1,348.3)

	Year-to-Date

Amounts in millions	Mar 31, 2016	Mar 31, 2015	% Change Fav/(Unfav)

Free Cash Flow:
Net Cash Provided By Operating Activities (GAAP)	$130.5	$156.3	(17)%
Less:
Capital Expenditures (GAAP)	3.7	1.6	N/M
Additions to Computer Software & Other Intangibles (GAAP)	11.9	11.4	(4)%

Free Cash Flow	$114.9	$143.3	(20)%

This financial information should be read in conjunction with the consolidated financial statements and related notes of The Dun & Bradstreet Corporation contained in filings with the Securities and Exchange Commission.

The Dun & Bradstreet Corporation	Schedule 6
Notes to Schedules 1, 2, 3 and 4 (unaudited) and Definitions of Non-GAAP Measures

(1)	The following table reconciles Americas Core and Total Revenue included in Schedule 1 and Schedule 2:
		Quarter Ended
		March 31,
	Amounts in millions	2016	2015
	Americas Core and Total Revenue (GAAP) (Schedule 1)	$307.0	$280.9
	Acquisition Related Deferred Revenue Fair Value Adjustment	(2.6)	(0.6)
	Americas Core and Total Revenue (As Adjusted) (Schedule 2)	$309.6	$281.5

(2)	The following table reconciles Total Revenue included in Schedule 1 and Schedule 2:
		Quarter Ended
		March 31,
	Amounts in millions	2016	2015
	Core and Total Revenue (GAAP) (Schedule 1)	$375.0	$356.2
	Acquisition Related Deferred Revenue Fair Value Adjustment	(2.6)	(0.6)
	Core and Total Revenue (As Adjusted) (Schedule 2)	$377.6	$356.8

(3)	The following table reconciles Americas Operating Income included in Schedule 1 and Schedule 2:
		Quarter Ended
		March 31,
	Amounts in millions	2016	2015
	Americas Operating Income (GAAP) (Schedule 1)	$69.6	$67.9
	Acquisition/Divestiture Related Costs	(1.4)	(0.8)
	Amortization of Acquisition Related Intangibles	(6.1)	(1.7)
	Acquisition Related Deferred Revenue Fair Value Adjustment	(2.6)	(0.6)
	Americas Operating Income (As Adjusted) (Schedule 2)	$79.7	$71.0

(4)	The following table reconciles Corporate and Other expenses included in Schedule 1 and Schedule 2:
		Quarter Ended
		March 31,
	Amounts in millions	2016	2015
	Corporate and Other (GAAP) (Schedule 1)	$(29.4)	$(24.7)
	Restructuring Charges	(9.7)	(4.8)
	Legal and Other Professional Fees and Shut-Down (Costs) Recoveries Related to Matters In China	(0.6)	(0.4)
	Acquisition/Divestiture Related Costs	—	(3.3)
	Corporate and Other (As Adjusted) (Schedule 2)	$(19.1)	$(16.2)

(5)	The following table reconciles Total Operating Income included in Schedule 1 and Schedule 2:
		Quarter Ended
		March 31,
	Amounts in millions	2016	2015
	Total Operating Income (GAAP) (Schedule 1)	$53.2	$65.1
	Restructuring Charges	(9.7)	(4.8)
	Legal and Other Professional Fees and Shut-Down (Costs) Recoveries Related to Matters In China	(0.6)	(0.4)
	Acquisition/Divestiture Related Costs	(1.4)	(4.1)
	Amortization of Acquisition Related Intangibles	(6.1)	(1.7)
	Acquisition Related Deferred Revenue Fair Value Adjustment	(2.6)	(0.6)
	Total Operating Income (As Adjusted) (Schedule 2)	$73.6	$76.7

(6)	The following table reconciles Other Income (Expense)-Net included in Schedule 1 and Schedule 2:
		Quarter Ended
		March 31,
	Amounts in millions	2016	2015
	Other Income (Expense)-Net (GAAP) (Schedule 1)	$0.8	$3.3
	Not Meaningful	—	—
	Other Income (Expense)-Net (As Adjusted) (Schedule 2)	$0.8	$3.3

The Dun & Bradstreet Corporation	Schedule 6
Notes to Schedules 1, 2, 3 and 4 (unaudited) and Definitions of Non-GAAP Measures

Total Pre-Tax Impacts:
(Summarizes the Effects on Operating Income and Other Income (Expense) - Net)
	Quarter Ended
	March 31,
Amounts in millions	2016	2015
Restructuring Charges	$(9.7)	$(4.8)
Legal and Other Professional Fees and Shut-Down (Costs) Recoveries Related to Matters In China	(0.6)	(0.4)
Acquisition/Divestiture Related Costs	(1.4)	(4.1)
Amortization of Acquisition Related Intangibles	(6.1)	(1.7)
Acquisition Related Deferred Revenue Fair Value Adjustment	(2.6)	(0.6)
Total Pre-Tax Impacts	$(20.4)	$(11.6)

(7)	The following table reconciles Net Income Attributable to Dun & Bradstreet included in Schedule 1 and Schedule 2:
		Quarter Ended
		March 31,
	Amounts in millions	2016	2015

	Net Income Attributable to Dun & Bradstreet (GAAP) (Schedule 1)	$30.0	$41.0

	Restructuring Charges	(6.3)	(3.0)
	Legal and Other Professional Fees and Shut-Down (Costs) Recoveries Related to Matters In China	(0.4)	(0.3)
	Acquisition/Divestiture Related Costs	(0.8)	(2.6)
	Amortization of Acquisition Related Intangibles	(3.8)	(1.0)
	Acquisition Related Deferred Revenue Fair Value Adjustment	(1.9)	(0.5)

	After-Tax Impact	(13.2)	(7.4)

	Income (Loss) from Discontinued Operations, Net of Income Taxes	—	1.5

	Net Income Attributable to Dun & Bradstreet (As Adjusted) (Schedule 2)	$43.2	$46.9

(8)	The following table reconciles Diluted Earnings Per Share of Common Stock included in Schedule 1 and Schedule 2:
		Quarter Ended
		March 31,
		2016	2015

	Diluted EPS Attributable to Dun & Bradstreet Common Shareholders (GAAP) (Schedule 1)	$0.82	$1.13

	Restructuring Charges	(0.17)	(0.09)
	Legal and Other Professional Fees and Shut-Down (Costs) Recoveries Related to Matters In China	(0.01)	(0.01)
	Acquisition/Divestiture Related Costs	(0.02)	(0.07)
	Amortization of Acquisition Related Intangibles	(0.11)	(0.03)
	Acquisition Related Deferred Revenue Fair Value Adjustment	(0.05)	(0.01)
	Discontinued Operations	—	0.05

	Diluted EPS Attributable to Dun & Bradstreet Common Shareholders (As Adjusted) (Schedule 2)	$1.18	$1.29

The Dun & Bradstreet Corporation	Schedule 6
Notes to Schedules 1, 2, 3 and 4 (unaudited) and Definitions of Non-GAAP Measures

	Quarter Ended March 31, 2016			Quarter Ended March 31, 2015
		Acquisition			Acquisition
	GAAP	Related Deferred	As Adjusted	GAAP	Related Deferred	As Adjusted
Amounts in millions	(Schedule 3)	Revenue	(Schedule 4)	(Schedule 3)	Revenue	(Schedule 4)

Geographic and Customer Solution Set Revenue:
Americas:
Risk Management Solutions
Trade Credit	$128.3	$0.3	$128.6	$131.2	$—	$131.2
Other Enterprise Risk Management	49.5	1.8	51.3	29.2	—	29.2
Core and Total Americas Risk Management Solutions	177.8	2.1	179.9	160.4	—	160.4

Sales and Marketing Solutions
Traditional Prospecting Solutions	$35.1	$0.5	$35.6	$31.7	$—	31.7
Advanced Marketing Solutions	94.1	—	94.1	88.8	0.6	89.4
Core and Total Americas Sales and Marketing Solutions	129.2	0.5	129.7	120.5	0.6	121.1

Core and Total Americas Revenue	$307.0	$2.6	$309.6	$280.9	$0.6	$281.5

Non-Americas:
Risk Management Solutions
Trade Credit	$40.2	$—	$40.2	$45.4	$—	$45.4
Other Enterprise Risk Management	16.4	—	16.4	15.1	—	15.1
Core and Total Non-Americas Risk Management Solutions	56.6	—	56.6	60.5	—	60.5

Sales and Marketing Solutions
Traditional Prospecting Solutions	$3.4	$—	$3.4	$4.0	$—	$4.0
Advanced Marketing Solutions	8.0	—	8.0	10.8	—	10.8
Core and Total Non-Americas Sales and Marketing Solutions	11.4	—	11.4	14.8	—	14.8

Core and Total Non-Americas Revenue	$68.0	$—	$68.0	$75.3	$—	$75.3

Total Corporation:
Risk Management Solutions
Trade Credit	$168.5	$0.3	$168.8	$176.6	$—	$176.6
Other Enterprise Risk Management	65.9	1.8	67.7	44.3	—	44.3
Core and Total Risk Management Solutions	234.4	2.1	236.5	220.9	—	220.9

Sales and Marketing Solutions
Traditional Prospecting Solutions	$38.5	$0.5	$39.0	$35.7	$—	$35.7
Advanced Marketing Solutions	102.1	—	102.1	99.6	0.6	100.2
Core and Total Sales and Marketing Solutions	140.6	0.5	141.1	135.3	0.6	135.9

Core and Total Revenue	$375.0	$2.6	$377.6	$356.2	$0.6	$356.8

	Quarter Ended March 31, 2016			Quarter Ended March 31, 2015
		Acquisition			Acquisition
	GAAP	Related Deferred	As Adjusted	GAAP	Related Deferred	As Adjusted
Amounts in millions	(Schedule 3)	Revenue	(Schedule 4)	(Schedule 3)	Revenue	(Schedule 4)

Trade Credit Revenue:
Americas:
DNBi	$93.7	$0.1	$93.8	$97.5	$—	$97.5
Other Trade Credit	34.6	0.2	34.8	33.7	—	33.7
Core and Total Americas Trade Credit Revenue	128.3	0.3	128.6	131.2	—	131.2

Non-Americas:
DNBi	$6.1	$—	$6.1	$6.2	$—	$6.2
Other Trade Credit	34.1	—	34.1	39.2	—	39.2
Core and Total Non-Americas Trade Credit Revenue	40.2	—	40.2	45.4	—	45.4

Total Corporation:
DNBi	$99.8	$0.1	$99.9	$103.7	$—	$103.7
Other Trade Credit	68.7	0.2	68.9	72.9	—	72.9
Core and Total Trade Credit Revenue	$168.5	$0.3	$168.8	$176.6	$—	$176.6

Total Core Revenue:
Americas:
Direct	$281.2	$2.6	$283.8	$260.9	$0.4	$261.3
Alliances & Partners	25.8	—	25.8	20.0	0.2	20.2
Core and Total Americas Revenue	307.0	2.6	309.6	280.9	0.6	281.5

Non-Americas:
Direct	$47.1	$—	$47.1	$51.1	$—	$51.1
Alliances & Partners	20.9	—	20.9	24.2	—	24.2
Core and Total Non-Americas Revenue	68.0	—	68.0	75.3	—	75.3

Total Corporation:
Direct	$328.3	$2.6	$330.9	$312.0	$0.4	$312.4
Alliances & Partners	46.7	—	46.7	44.2	0.2	44.4
Core and Total Revenue	$375.0	$2.6	$377.6	$356.2	$0.6	$356.8

N/M - Not Meaningful

The following defines the non-GAAP measures used to evaluate performance:

*Total revenue excluding the revenue of divested and shut-down businesses is referred to as “core revenue.” Core revenue includes the revenue from acquired businesses from the date of acquisition.
*In addition to reporting GAAP results, the Company evaluates performance and reports on a total company basis and on a business segment level basis its results (such as revenue, operating income, operating income growth, operating margin, net income, tax rate and diluted earnings per share) on an “As Adjusted” basis. The term “As Adjusted” results refers to the following: the elimination of the effect on revenue due to purchase accounting fair value adjustments to deferred revenue; restructuring charges; other non-core gains and charges (such as gains and losses on sales of businesses, impairment charges and tax settlements); acquisition and divestiture-related fees (such as costs for bankers, legal fees, diligence costs and retention payments); and acquisition-related intangible amortization expense. A recurring component of our "As Adjusted" basis is our restructuring charges, which we believe do not reflect our underlying business performance. Such charges are variable from period to period based upon actions identified and taken during each period. Additionally, our "As Adjusted" results exclude the results of Discontinued Operations. Management reviews operating results on an “As Adjusted” basis on a monthly basis and establishes internal budgets and forecasts based upon such measures. Management further establishes annual and long-term compensation such as salaries, target cash bonuses and target equity compensation amounts based on performance on an “As Adjusted” basis and a significant percentage weight is placed upon performance on an “As Adjusted” basis in determining whether performance objectives have been achieved. Management believes that by reflecting these adjustments to our GAAP financial measures, business leaders are provided incentives to recommend and execute actions rather than being influenced by the potential impact one of these items can have in a particular period on their compensation. The Company adjusts for these items because they do not reflect the Company's underlying business performance and they may have a disproportionate positive or negative impact on the results of its ongoing business operations. We believe that the use of our non-GAAP financial measures provides useful supplemental information to our investors.

*From time to time we have analyzed and we may continue to further analyze “As Adjusted” revenue growth before the effects of foreign exchange among two components, “organic revenue growth” and “revenue growth with acquisitions.” We analyze “organic revenue growth” and “revenue growth with acquisitions” because management believes this information provides important insight into the underlying health of our business. Organic revenue excludes revenue from acquired businesses for one year from the date of the acquisition in order to understand the growth of our existing business. When acquired businesses are merged with our existing businesses, we may need to approximate organic growth.

*We may from time to time use the term "sales," which we define as the value of committed customer contracts. This term is often referred to as "bookings" or "commitments" by other companies.
This financial information should be read in conjunction with the consolidated financial statements and related notes of The Dun & Bradstreet Corporation contained in filings with the Securities and Exchange Commission.